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Exhibit 5

	COMMON STOCK		COMMON STOCK
NUMBER			SHARES
B
	THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ OR NEW YORK, NY	[PICTURE]	[BALLANTYNE LOGO]
	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		CUSIP 058516 10 5 SEE REVERSE FOR CERTAIN DEFINITIONS
BALLANTYNE OF OMAHA, INC.
THIS IS TO CERTIFY THAT

IS THE OWNER OF
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK (PAR VALUE $0.01) OF
[SEAL]
Ballantyne of Omaha, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED
COUNTERSIGNED AND REGISTERED: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
	BY	/s/ Brad J. French	/s/ John P. Wilmers
American Bank Note Company	AUTHORIZED SIGNATURE	CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER	PRESIDENT AND CHIEF EXECUTIVE OFFICER

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

        For Value Received,                                                                                                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 5